UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 4, 2008
HANSEN MEDICAL, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33151	14-1850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
380 North Bernardo Avenue
Mountain View, California 94043
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 404-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURES

Item 8.01.     Other Events.
A May 4, 2008 New York Times article attributed to an officer of Hansen Medical, Inc. (the “Company”) a statement concerning when the Company should become profitable.  The information provided in this Form 8-K corrects and supersedes that statement.  The Company has not provided, nor does it have any plans to provide, any currently applicable guidance concerning whether or when it will become profitable.  The Company’s risk factors set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and other filings made with the Securities and Exchange Commission describe various factors that could prevent or materially delay the Company from reaching profitability.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Hansen Medical, Inc.
(Registrant)

Date: May 6, 2008	/s/ Steven M. Van Dick Steven M. Van Dick
Chief Financial Officer